Exhibit 10.1

EXECUTION COPY

AGREEMENT REGARDING ADDITIONAL TERM LOAN

THIS AGREEMENT REGARDING ADDITIONAL TERM LOAN (this “Agreement”) dated as of November 10, 2014 by and among SL GREEN REALTY CORP. (the “Parent”), SL GREEN OPERATING PARTNERSHIP, L.P. (“SLGOP”) and RECKSON OPERATING PARTNERSHIP, L.P. (“Reckson”; together with the Parent and SLGOP, each individually a “Borrower” and collectively, the “Borrowers”), THE BANK OF NEW YORK MELLON (the “Increasing Lender”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrowers, the financial institutions from time to time party thereto as “Lenders”, the Administrative Agent, and the other parties thereto, have entered into that certain Amended and Restated Credit Agreement dated as of November 16, 2012 (as amended by that First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) dated as of March 21, 2014 and as further amended, restated, supplemented or otherwise modified from time to time up to, but not including the date hereof, the “Credit Agreement”);

WHEREAS, in connection with the First Amendment, the Borrowers borrowed $383,000,000 in aggregate principal amount of Additional Term Loans (the “First Amendment Term Loans”); and

WHEREAS, pursuant to Section 2.19. of the Credit Agreement, the Increasing Lender is willing to make an Additional Term Loan to the Borrowers in the principal amount of $50,000,000 on the terms set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Additional Term Loan.  Upon the effectiveness of this Agreement the Increasing Lender agrees to make an Additional Term Loan to the Borrowers in the principal amount of $50,000,000 (the “New Additional Term Loan”).  The interest on the New Additional Term Loan will accrue from and including the date of the making of the New Additional Term Loan at the same per annum rate as the First Amendment Term Loans for the Interest Period that will end concurrently with the end of the Interest Period for the First Amendment Term Loans (notwithstanding anything in the definition of the Interest Period to the contrary).

Section 2.  Conditions Precedent.  The effectiveness of this Agreement, including the Increasing Lender’s obligation to make the New Additional Term Loan pursuant to Section 1 above, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)                                 a counterpart of this Agreement duly executed by the Borrowers, the Administrative Agent and the Increasing Lender;

(b)                                 a Term Note executed by the Borrowers payable to the Increasing Lender in the aggregate principal amount of $90,000,000 (the “New Note”);

(c)                                  copies certified by the Secretary or Assistant Secretary of all corporate, partnership or other necessary action taken by the Borrowers to authorize their execution, delivery and performance of this Agreement and the New Note and the borrowing of the New Additional Term Loan;

(d)                                 an opinion of counsel to the Borrowers and addressed to the Administrative Agent and the Increasing Lender covering such matters as reasonably requested by the Administrative Agent; and

(e)                                  evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Increasing Lender have been paid.

Section 3.                                           Representations and Warranties of Increasing Lender. The Increasing Lender (a) represents and warrants that it has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide the New Additional Term Loan; and (b) agrees that it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

Section 4.                                           Representations of Borrower.  The Borrower represents and warrants that (a) no Default or Event of Default shall be in existence as of the date hereof or immediately after giving effect to the making of the New Additional Term Loan contemplated hereby and (b) the representations and warranties made or deemed made by any Borrower in any Loan Document to which such Borrower is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date of the making of the New Additional Term Loan with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder.

Section 5.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

Section 6.  Counterparts.  This Agreement may be executed in any number of counterparts (which may be effectively delivered by facsimile, in portable electronic format (“PDF”) or other similar electronic means) each of which, when taken together, shall constitute one and the same agreement.

Section 7.  Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 8.  Amendments; Waivers.  This Agreement may not be amended, changed, waived or modified except by a writing executed by the Increasing Lender, the Administrative Agent and the Borrowers.

Section 9.  Expenses.  The Borrowers shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 10.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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Section 11.  Definitions.  Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

Section 12.  Effects.  On and after the effectiveness of this Agreement, this Agreement shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement Regarding Additional Term Loan to be executed as of the date first above written.

SL GREEN OPERATING PARTNERSHIP, L.P.

By:		SL Green Realty Corp.

By:		/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

RECKSON OPERATING PARTNERSHIP, L.P.

By:		Wyoming Acquisition GP LLC,
as Sole General Partner

	By:	SL Green Operating Partnership, L.P.,

By: SL Green Realty Corp.

By:		/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

SL GREEN REALTY CORP.

By:		/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

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SL Green Operating Partnership, L.P. et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Sean Armah
Name: Sean Armah
Title: Vice-President

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[Signature Page to Agreement Regarding Additional Term Loan]

[Signature Page to Agreement Regarding Additional Term Loan with

SL Green Operating Partnership, L.P. et al.]

THE BANK OF NEW YORK MELLON

By:	/s/ Carol Murray
Name: Carol Murray
Title: Managing Director

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